UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06570

Name of Fund: BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
      BlackRock MuniYield New Jersey Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 11/30/2007

Date of reporting period: 12/01/2006 - 11/30/2007

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock MuniYield                                                    BLACKROCK
New Jersey Fund, Inc. (MYJ)

ANNUAL REPORT | NOVEMBER 30, 2007

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents

================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Annual Report:
Fund Summary .............................................................     4
The Benefits and Risks of Leveraging .....................................     5
Financial Statements:
  Schedule of Investments ................................................     6
  Statement of Assets and Liabilities ....................................    10
  Statement of Operations ................................................    10
  Statements of Changes in Net Assets ....................................    11
Financial Highlights .....................................................    12
Notes to Financial Statements ............................................    13
Report of Independent Registered Public Accounting Firm ..................    16
Important Tax Information (unaudited) ....................................    16
Automatic Dividend Reinvestment Plan .....................................    17
Officers and Directors ...................................................    18
Additional Information ...................................................    22


2       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007

A Letter to Shareholders

Dear Shareholder

The November reporting period was fairly tumultuous for financial markets, culminating in mixed results for some of the major benchmark indexes:

Total Returns as of November 30, 2007                                               6-month     12-month
========================================================================================================
U.S. equities (S&P 500 Index)                                                        -2.33%      + 7.72%
--------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                         -8.82       - 1.17
--------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                    +2.82       +17.30
--------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                             +5.32       + 6.05
--------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                       +2.40       + 2.71
--------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)     -2.84       + 3.01
--------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Subprime mortgage woes dominated headlines for much of 2007, but intensified in the summer and fall, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the "Fed") stepped in to inject liquidity into the markets and bolster investor confidence, cutting the federal funds rate by 0.50% in September, 0.25% in October and 0.25% in December, which brought the target short-term interest rate to 4.25%. In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling.

Amid the volatility throughout 2007, equity markets displayed surprising resilience. To some extent, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets. Still, market fundamentals generally held firm, dividend payouts and share buybacks continued, and valuations remained attractive. As the returns indicate, the most recent six months were more trying, reflecting the slowing U.S. economy, a troubled housing market and a more difficult corporate earnings backdrop. Overall, large cap stocks outperformed small caps as investors grew increasingly risk averse. International markets fared better than their U.S. counterparts, benefiting from generally stronger economies.

In fixed income markets, mixed economic signals and the credit woes resulted in a flight to quality. Investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 3.97% by period-end, while prices correspondingly rose. Meanwhile, the tax-exempt bond market has been challenged by a combination of record-setting supply, economic uncertainty and concerns around the credit worthiness of bond insurers. This brought municipal bond prices to relatively attractive levels and, as such, demand generally held firm.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight and commentary from BlackRock investment professionals, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Rob Kapito

Rob Kapito

President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of November 30, 2007

Investment Objective

BlackRock MuniYield New Jersey Fund, Inc. (MYJ) seeks to provide shareholders with as high a level of current income exempt from federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.

Fund Information

Symbol on New York Stock Exchange ................................       MYJ
Initial Offering Date ............................................   May 1, 1992
Yield on Closing Market Price as of November 30, 2007 ($13.66)* ..      5.10%
Tax Equivalent Yield** ...........................................      7.85%
Current Monthly Distribution per share of Common Stock*** ........   $  .058
Current Annualized Distribution per share of Common Stock*** .....   $  .696
Leverage as of November 30, 2007**** .............................        36%
--------------------------------------------------------------------------------
* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
**    Tax equivalent yield assumes the maximum federal tax rate of 35%.
***   The distribution is not constant and is subject to change.
**** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred Stock that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                              11/30/07   11/30/06    Change      High       Low
--------------------------------------------------------------------------------
Market Price ..............    $13.66     $15.47    (11.70%)    $15.68    $13.35
Net Asset Value ...........    $15.18     $15.90     (4.53%)    $15.94    $14.57
--------------------------------------------------------------------------------

The following charts show the Fund's portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                      11/30/07    11/30/06
--------------------------------------------------------------------------------
Education .................................................    18%         19%
Hospital ..................................................    17          17
Transportation ............................................    17          23
City, County, State .......................................    13          12
Industrial & Pollution Control ............................     7           7
Water & Sewer .............................................     7           4
Housing ...................................................     6           5
Lease Revenue .............................................     6           7
Tax Revenue ...............................................     4           2
Tobacco ...................................................     3           2
Power .....................................................     2           2
--------------------------------------------------------------------------------

Credit Quality Allocations*

Credit Rating                                               11/30/07    11/30/06
--------------------------------------------------------------------------------
AAA/Aaa ...................................................    60%         64%
AA/Aa .....................................................    12          10
A/A .......................................................    12           8
BBB/Baa ...................................................    14          16
BB/Ba .....................................................     1          --
CC/Ca .....................................................    --           1
NR (Not Rated) ............................................     1           1
--------------------------------------------------------------------------------
*     Using the higher of S&P's or Moody's ratings.


4       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007

The Benefits and Risks of Leveraging

BlackRock MuniYield New Jersey Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of November 30, 2007, the Fund's leverage amount, due to Auction Market Preferred Stock, was 36% of total net assets, before the deduction of Preferred Stock.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"), including tender option bond residuals ("TOB residuals"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. (See Note 1(b) of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts).


      BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007       5

Schedule of Investments as of November 30, 2007                   (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
New Jersey -- 141.0%
-------------------------------------------------------------------------------
   $ 1,000    Burlington County, New Jersey, Bridge Commission
              Revenue Bonds (Governmental Leasing Program),
              5.25% due 8/15/2012 (g)                                 $   1,086
-------------------------------------------------------------------------------
     1,500    Delaware River and Bay Authority Revenue Bonds, 5%
              due 1/01/2033 (d)                                           1,541
-------------------------------------------------------------------------------
              Delaware River Joint Toll Bridge Commission of
              New Jersey and Pennsylvania, Bridge Revenue
              Refunding Bonds:
     2,010        5% due 7/01/2021                                        2,082
     3,645        5% due 7/01/2028                                        3,700
-------------------------------------------------------------------------------
     2,620    Essex County, New Jersey, Improvement Authority
              Revenue Bonds, Series A, 5% due 10/01/2013 (b)(g)           2,847
-------------------------------------------------------------------------------
              Garden State Preservation Trust of New Jersey, Capital
              Appreciation Revenue Bonds, Series B (c)(i):
     6,860        5.12% due 11/01/2023                                    3,298
     4,540        5.25% due 11/01/2028                                    1,697
-------------------------------------------------------------------------------
              Garden State Preservation Trust of New Jersey, Open
              Space and Farmland Preservation Revenue Bonds,
              Series A (c):
     4,300        5.80% due 11/01/2022                                    4,897
     5,460        5.75% due 11/01/2028                                    6,536
-------------------------------------------------------------------------------
              Gloucester County, New Jersey, Improvement Authority,
              Solid Waste Resource Recovery, Revenue Refunding
              Bonds (Waste Management Inc. Project):
     1,180        AMT, Series B, 7% due 12/01/2029                        1,236
     2,000        Series A, 6.85% due 12/01/2029                          2,099
-------------------------------------------------------------------------------
     1,500    Hudson County, New Jersey, COP, Refunding, 6.25%
                  due 12/01/2016 (d)                                      1,778
-------------------------------------------------------------------------------
     4,500    Hudson County, New Jersey, Improvement Authority,
              Facility Lease Revenue Refunding Bonds (Hudson
              County Lease Project), 5.375% due 10/01/2024 (b)            4,603
-------------------------------------------------------------------------------
     6,840    Jackson Township, New Jersey, School District, GO, 5%
              due 4/15/2012 (b)(g)                                        7,321
-------------------------------------------------------------------------------
              Middlesex County, New Jersey, Improvement
              Authority, County-Guaranteed Revenue Bonds
              (Golf Course Projects):
     1,455        5.25% due 6/01/2022                                     1,570
     3,050        5% due 6/01/2029                                        3,170
-------------------------------------------------------------------------------
       970    Middlesex County, New Jersey, Improvement Authority,
              Senior Revenue Bonds (Heldrich Center Hotel/
              Conference Project), Series A, 5% due 1/01/2020               950
-------------------------------------------------------------------------------
     1,500    Middlesex County, New Jersey, Pollution Control
              Financing Authority, Revenue Refunding Bonds
              (Amerada Hess Corporation), 6.05% due 9/15/2034             1,539
-------------------------------------------------------------------------------
              Monmouth County, New Jersey, Improvement Authority,
              Governmental Loan Revenue Refunding Bonds (a):
     2,085        5% due 12/01/2011 (g)                                   2,220
     1,215        5% due 12/01/2015                                       1,287
     1,280        5% due 12/01/2016                                       1,356
-------------------------------------------------------------------------------
       835    Morristown, New Jersey, Parking Authority Revenue
              Bonds, 4.50% due 8/01/2037 (d)                                822
-------------------------------------------------------------------------------
       500    Mount Holly, New Jersey, Municipal Utilities Authority,
              Sewer Revenue Bonds, Series C, 4.50%
              due 12/01/2037                                                492
-------------------------------------------------------------------------------
              New Jersey EDA, Cigarette Tax Revenue Bonds:
     1,720        5.625% due 6/15/2019                                    1,733
     1,895        5.75% due 6/15/2029                                     1,904
     2,000        5.75% due 6/15/2029 (f)                                 2,166
       370        5.50% due 6/15/2031                                       365
       755        5.75% due 6/15/2034                                       757
-------------------------------------------------------------------------------
              New Jersey EDA, EDR (Masonic Charity Foundation of
              New Jersey):
     1,425        5.25% due 6/01/2024                                     1,491
       685        5.25% due 6/01/2032                                       706
-------------------------------------------------------------------------------
     1,500    New Jersey EDA, First Mortgage Revenue Bonds
              (Fellowship Village Project), Series C, 5.50%
              due 1/01/2028                                               1,502
-------------------------------------------------------------------------------
              New Jersey EDA, First Mortgage Revenue
              Refunding Bonds, Series A:
     1,250        (Fellowship Village), 5.50% due 1/01/2018               1,263
     3,500        (Fellowship Village), 5.50% due 1/01/2025               3,511
     2,500        (The Winchester Gardens at Ward Homestead
                  Project), 5.75% due 11/01/2024                          2,560
     2,000        (The Winchester Gardens at Ward Homestead
                  Project), 5.80% due 11/01/2031                          2,026
-------------------------------------------------------------------------------
    14,000    New Jersey EDA, Motor Vehicle Surcharge Revenue
              Bonds, Series A, 5.25% due 7/01/2033 (d)                   14,747
-------------------------------------------------------------------------------
              New Jersey EDA, Revenue Bonds:
       220        (Department of Human Services), 5%
                  due 7/01/2012                                             233
     3,850        (Saint Barnabas Project), Series A, 6.30%
                  due 7/01/2024 (d)(i)                                    1,787
-------------------------------------------------------------------------------
              New Jersey EDA, School Facilities Construction
              Revenue Bonds:
     5,800        Series L, 5% due 3/01/2030 (c)                          6,014
     3,400        Series O, 5.25% due 3/01/2023                           3,656
     3,000        Series P, 5% due 9/01/2015                              3,258
     3,115        Series P, 5.25% due 9/01/2016                           3,416
     2,000        Series U, 5% due 9/01/2037 (a)                          2,094
-------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of BlackRock MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
CABS    Capital Appreciation Bonds
COP     Certificates of Participation
EDA     Economic Development Authority
EDR     Economic Development Revenue Bonds
GO      General Obligation Bonds
M/F     Multi-Family
S/F     Single-Family


6       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
New Jersey (continued)
-------------------------------------------------------------------------------
              New Jersey EDA, Water Facilities Revenue Bonds
              (New Jersey -- American Water Company, Inc. Project),
              AMT, Series A:
   $ 1,000        5.25% due 11/01/2032 (a)                            $   1,018
     6,670        6.875% due 11/01/2034 (b)                               6,759
-------------------------------------------------------------------------------
     8,000    New Jersey EDA, Water Facilities Revenue Refunding
              Bonds (United Water of New Jersey, Inc.), Series B,
              4.50% due 11/01/2025 (a)                                    8,072
-------------------------------------------------------------------------------
     3,500    New Jersey Environmental Infrastructure Trust Revenue
              Bonds (Environmental Infrastructure), Series A, 5.25%
              due 9/01/2010 (g)                                           3,715
-------------------------------------------------------------------------------
     1,100    New Jersey Health Care Facilities Financing Authority,
              Health System Revenue Bonds (Catholic Health East),
              Series A, 5.375% due 11/15/2012 (g)                         1,205
-------------------------------------------------------------------------------
              New Jersey Health Care Facilities Financing Authority
              Revenue Bonds:
     1,540        (Children's Specialized Hospital), Series A, 5.50%
                  due 7/01/2036                                           1,548
     1,950        (Hunterdon Medical Center), Series A, 5.125%
                  due 7/01/2035                                           1,959
     1,845        (Pascack Valley Hospital Association), 6.625%
                  due 7/01/2036 (l)                                       1,004
       500        (RWJ Healthcare Corporation), Series B, 5%
                  due 7/01/2025 (e)                                         503
     1,000        (RWJ Healthcare Corporation), Series B, 5%
                  due 7/01/2035 (e)                                         978
     4,000        (Robert Wood University), 5.70%
                  due 7/01/2020 (a)                                       4,198
     1,875        (Somerset Medical Center), 5.50%
                  due 7/01/2033                                           1,744
     6,640        (South Jersey Hospital), 6% due 7/01/2012 (f)           7,367
     2,000        (Southern Ocean County Hospital), 5.125%
                  due 7/01/2031 (e)                                       1,961
-------------------------------------------------------------------------------
              New Jersey Health Care Facilities Financing Authority,
              Revenue Refunding Bonds:
     1,060        (Atlantic City Medical Center), 5.75%
                  due 7/01/2012 (g)                                       1,169
       500        (Atlantic City Medical Center), 6.25%
                  due 7/01/2012 (g)                                         562
       520        (Atlantic City Medical Center), 6.25%
                  due 7/01/2017                                             564
     1,125        (Atlantic City Medical Center), 5.75%
                  due 7/01/2025                                           1,173
     1,650        (Capital Health System Inc.), Series A, 5.75%
                  due 7/01/2023                                           1,699
     1,500        (Meridian Health System Obligation Group),
                  5.25% due 7/01/2019 (c)                                 1,550
     2,250        (Meridian Health System Obligation Group),
                  5.375% due 7/01/2024 (c)                                2,322
     2,195        (Meridian Health System Obligation Group),
                  5.25% due 7/01/2029 (c)                                 2,257
     4,255        (Saint Barnabas Health Care System), Series A,
                  5% due 7/01/2029                                        4,071
     2,000        (Saint Barnabas Health Care System), Series B,
                  5.92% due 7/01/2030 (i)                                   531
     1,500        (Saint Barnabas Health Care System), Series B,
                  5.72% due 7/01/2036 (i)                                   275
    13,250        (Saint Barnabas Health Care System), Series B,
                  5.18% due 7/01/2037 (i)                                 2,278
-------------------------------------------------------------------------------
              New Jersey Health Care Facilities Financing Authority,
              Revenue Refunding Bonds (concluded):
     1,385        (South Jersey Hospital System), 5%
                  due 7/01/2036                                           1,389
     1,650        (South Jersey Hospital System), 5%
                  due 7/01/2046                                           1,638
-------------------------------------------------------------------------------
     4,150    New Jersey State Educational Facilities Authority,
              Higher Education, Capital Improvement Revenue
              Bonds, Series A, 5.125% due 9/01/2012 (a)(g)                4,488
-------------------------------------------------------------------------------
              New Jersey State Educational Facilities Authority
              Revenue Bonds:
     2,000        (Georgian Court College Project), Series C, 6.50%
                  due 7/01/2013 (f)                                       2,318
     1,100        (Kean University), Series D, 5% due 7/01/2032 (b)       1,154
     1,750        (Rider University), Series C, 5% due 7/01/2037 (e)      1,699
     1,955        (Rowan University), Series C, 5%
                  due 7/01/2014 (d)(g)                                    2,136
     2,165        (Rowan University), Series C, 5.125%
                  due 7/01/2014 (d)(g)                                    2,381
-------------------------------------------------------------------------------
              New Jersey State Educational Facilities Authority,
              Revenue Refunding Bonds:
     1,000        (Gregorian Court University), Series D, 5.25%
                  due 7/01/2037                                             990
     5,305        (Montclair State University), Series L, 5%
                  due 7/01/2014 (d)(g)                                    5,795
     2,600        (Princeton University), Series A, 5%
                  due 7/01/2030                                           2,717
       750        (Ramapo College), Series I, 4.25%
                  due 7/01/2031 (a)                                         719
       810        (Ramapo College), Series I, 4.25%
                  due 7/01/2036 (a)                                         770
     1,000        (Rider University), 5% due 7/01/2017 (e)                1,011
     1,255        (Rider University), Series A, 5.50%
                  due 7/01/2023 (e)                                       1,293
     1,450        (Rider University), Series A, 5.25%
                  due 7/01/2034 (e)                                       1,446
     1,300        (Rowan University), Series B, 4.25%
                  due 7/01/2034 (b)                                       1,229
     2,200        (Stevens Institute of Technology), Series A, 5%
                  due 7/01/2027                                           2,142
-------------------------------------------------------------------------------
     3,170    New Jersey State Higher Education Assistance
              Authority, Student Loan Revenue Bonds, AMT, Series A,
              5.30% due 6/01/2017 (a)                                     3,205
-------------------------------------------------------------------------------
     2,500    New Jersey State Highway Authority, Garden State
              Parkway General Revenue Refunding Bonds, 5.625%
              due 1/01/2010 (f)                                           2,643
-------------------------------------------------------------------------------
     7,175    New Jersey State Housing and Mortgage Finance
              Agency, Capital Fund Program Revenue Bonds,
              Series A, 4.70% due 11/01/2025 (c)                          7,251
-------------------------------------------------------------------------------
              New Jersey State Housing and Mortgage Finance
              Agency, Home Buyer Revenue Bonds, AMT (d):
     4,515        Series CC, 5.80% due 10/01/2020                         4,646
     2,600        Series U, 5.60% due 10/01/2012                          2,642
-------------------------------------------------------------------------------
     1,500    New Jersey State Housing and Mortgage Finance
              Agency, M/F Revenue Bonds, AMT, Series A, 4.90%
              due 11/01/2035 (b)                                          1,448
-------------------------------------------------------------------------------
     4,945    New Jersey State Housing and Mortgage Finance
              Agency, S/F Housing Revenue Refunding Bonds, AMT,
              Series T, 4.65% due 10/01/2032                              4,633


      BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007       7

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
New Jersey (concluded)
-------------------------------------------------------------------------------
   $ 3,620    New Jersey State Transit Corporation, COP (Federal
              Transit Administration Grants), Series B, 5.75%
              due 9/15/2014                                           $   3,897
-------------------------------------------------------------------------------
              New Jersey State Transportation Trust Fund Authority,
              Transportation System Revenue Bonds:
     3,525        Series A, 5.50% due 12/15/2021                          4,003
     4,140        Series C, 5.05% due 12/15/2035 (a)(i)                   1,074
     4,555        Series D, 5% due 6/15/2020                              4,843
-------------------------------------------------------------------------------
     5,865    New Jersey State Transportation Trust Fund Authority,
              Transportation System Revenue Refunding Bonds,
              Series B, 5.50% due 12/15/2021 (d)                          6,735
-------------------------------------------------------------------------------
     4,870    New Jersey State Turnpike Authority, Turnpike Revenue
              Bonds, Series B, 5.15% due 1/01/2035 (a)(i)                 3,559
-------------------------------------------------------------------------------
     3,750    Newark, New Jersey, Housing Authority,
              Port Authority -- Port Newark Marine Terminal,
              Additional Rent-Backed Revenue Refunding Bonds
              (City of Newark Redevelopment Projects), 4.375%
              due 1/01/2037 (d)                                           3,621
-------------------------------------------------------------------------------
              Perth Amboy, New Jersey, GO (Convertible CABS),
              Refunding (c)(h):
     1,575        4.739% due 7/01/2033                                    1,306
     1,925        4.744% due 7/01/2034                                    1,594
-------------------------------------------------------------------------------
     5,000    Port Authority of New York and New Jersey,
              Consolidated Revenue Bonds, 93rd Series, 6.125%
              due 6/01/2094                                               5,856
-------------------------------------------------------------------------------
     6,000    Rahway Valley Sewerage Authority, New Jersey, Sewer
              Revenue Bonds, CABS, Series A,
              4.87% due 9/01/2031 (d)(i)                                  1,926
-------------------------------------------------------------------------------
              Salem County, New Jersey, Improvement Authority
              Revenue Bonds (Finlaw State Office Building
              Project) (c):
       500        5.375% due 8/15/2028                                      544
       500        5.25% due 8/15/2038                                       533
-------------------------------------------------------------------------------
              South Jersey Port Corporation of New Jersey, Revenue
              Refunding Bonds:
     4,280        4.75% due 1/01/2018                                     4,410
     2,485        4.85% due 1/01/2019                                     2,561
     2,000        5% due 1/01/2020                                        2,073
-------------------------------------------------------------------------------
              Tobacco Settlement Financing Corporation of New
              Jersey, Asset-Backed Revenue Bonds:
     3,010        7% due 6/01/2013 (g)                                    3,548
     1,925        5.75% due 6/01/2032                                     2,084
-------------------------------------------------------------------------------
              Tobacco Settlement Financing Corporation of New
              Jersey, Asset-Backed Revenue Refunding Bonds:
     5,000        Series 1A, 5% due 6/01/2041                             4,188
     5,100        Series 1B, 5.65% due 6/01/2041 (i)                        510
-------------------------------------------------------------------------------
              Union County, New Jersey, Utilities Authority, Senior
              Lease Revenue Refunding Bonds (Ogden Martin
              System of Union, Inc.), AMT, Series A (a):
     1,585        5.375% due 6/01/2017                                    1,610
     1,175        5.375% due 6/01/2018                                    1,193
-------------------------------------------------------------------------------
              University of Medicine and Dentistry of New Jersey,
              Revenue Bonds, Series A (a):
       945        5.50% due 12/01/2018                                    1,023
     1,900        5.50% due 12/01/2019                                    2,057
     1,870        5.50% due 12/01/2020                                    2,024
     1,435        5.50% due 12/01/2021                                    1,553
===============================================================================
Puerto Rico -- 6.6%
-------------------------------------------------------------------------------
     1,730    Puerto Rico Commonwealth Highway and Transportation
              Authority, Transportation Revenue Refunding Bonds,
              Series K, 5% due 7/01/2015 (g)                              1,909
-------------------------------------------------------------------------------
     2,750    Puerto Rico Electric Power Authority, Power Revenue
              Bonds, Series TT, 5% due 7/01/2032                          2,754
-------------------------------------------------------------------------------
              Puerto Rico Industrial, Tourist, Educational, Medical
              and Environmental Control Facilities Revenue Bonds:
     1,900        (Cogeneration Facility -- AES Puerto Rico Project),
                  AMT, 6.625% due 6/01/2026                               1,994
     3,500        (University Plaza Project), Series A, 5%
                  due 7/01/2033 (d)                                       3,582
-------------------------------------------------------------------------------
     3,750    Puerto Rico Municipal Finance Agency, GO, Series A,
              5% due 8/01/2021 (c)                                        3,999
===============================================================================
U.S. Virgin Islands -- 2.6%
-------------------------------------------------------------------------------
     3,500    Virgin Islands Government Refinery Facilities, Revenue
              Refunding Bonds (Hovensa Coker Project), AMT, 6.50%
              due 7/01/2021                                               3,702
-------------------------------------------------------------------------------
     1,900    Virgin Islands Public Finance Authority, Refinery
              Facilities Revenue Bonds (Hovensa Refinery), AMT,
              5.875% due 7/01/2022                                        1,970
-------------------------------------------------------------------------------
              Total Municipal Bonds
              (Cost -- $313,911) -- 150.2%                              323,816
===============================================================================

===============================================================================
              Municipal Bonds Transferred to
              Tender Option Bond Trusts (h)
===============================================================================
New Jersey -- 3.8%
-------------------------------------------------------------------------------
              Delaware River Port Authority of Pennsylvania and
              New Jersey Revenue Bonds (c):
     2,500        6% due 1/01/2018                                        2,624
     5,360        6% due 1/01/2019                                        5,625
-------------------------------------------------------------------------------
              Total Municipal Bonds Transferred to
              Tender Option Bond Trusts
              (Cost -- $8,212) -- 3.8%                                    8,249
===============================================================================

===============================================================================
    Shares
      Held    Short-Term Securities
===============================================================================
     2,413    CMA New Jersey Municipal Money Fund, 2.96% (i)(j)           2,413
-------------------------------------------------------------------------------
              Total Short-Term Securities
              (Cost -- $2,413) -- 1.1%                                    2,413
===============================================================================
Total Investments (Cost -- $324,536*) -- 155.1%                         334,478

Other Assets Less Liabilities -- 1.9%                                     4,163
Liability for Trust Certificates,
  Including Interest Expense Payable (1.8%)                              (3,991)

Preferred Stock, at Redemption Value -- (55.2%)                        (119,065)
                                                                      ---------
Net Assets Applicable to Common Stock -- 100.0%                       $ 215,585
                                                                      =========


8       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007

Schedule of Investments (concluded)                               (in Thousands)

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................    $ 320,316
                                                                      =========
      Gross unrealized appreciation ..............................    $  14,105
      Gross unrealized depreciation ..............................       (3,873)
                                                                      ---------
      Net unrealized appreciation ................................    $  10,232
                                                                      =========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Radian Insured.
(f)   Assured Guaranty Insured.
(g)   Prerefunded.
(h) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as a collateral in a financing transaction. See Note 1(b) of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(i) Represents a zero-coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase.
(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                                Net     Dividend
      Affiliate                                              Activity    Income
      --------------------------------------------------------------------------
      CMA New Jersey Municipal Money Fund                      2,138      $140
      --------------------------------------------------------------------------

(k)   Represents the current yield as of November 30, 2007.
(l) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

      See Notes to Financial Statements.


      BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007       9

Statement of Assets and Liabilities

As of November 30, 2007
===============================================================================
Assets
-------------------------------------------------------------------------------
Investments in unaffiliated securities, at value
  (identified cost -- $322,123,858) ..........................    $ 332,065,370
Investments in affiliated securities, at value
  (identified cost -- $2,412,538) ............................        2,412,538
Cash .........................................................           41,743
Interest receivable ..........................................        5,658,930
Prepaid expenses .............................................           18,628
                                                                  -------------
Total assets .................................................      340,197,209
                                                                  -------------
===============================================================================
Liabilities
-------------------------------------------------------------------------------
Trust certificates* ..........................................        3,930,000
Payables:
  Dividends to Common Stock shareholders .....................          823,788
  Securities purchased .......................................          488,720
  Investment adviser .........................................          145,421
  Interest expense ...........................................           60,538
  Other affiliates ...........................................            2,430
Accrued expenses .............................................           95,934
                                                                  -------------
Total liabilities ............................................        5,546,831
                                                                  -------------
===============================================================================
Preferred Stock
-------------------------------------------------------------------------------
Preferred Stock, at redemption value, par value $.05 per share
  (2,400 Series A Shares and 1,500 Series B Shares) and $.10
  per share (860 Series C Shares) of AMPS** authorized, issued
  and outstanding at $25,000 per share liquidation preference       119,065,174
                                                                  -------------
===============================================================================
Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------
Net assets applicable to Common Stock ........................    $ 215,585,204
                                                                  =============
===============================================================================
Analysis of Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------
Common Stock, par value $.10 per share (14,203,242 shares
  issued and outstanding) ....................................    $   1,420,324
Paid-in capital in excess of par .............................      203,960,129
Undistributed investment income -- net .......................        1,964,587
Accumulated realized capital losses -- net ...................       (1,701,348)
Unrealized appreciation -- net ...............................        9,941,512
                                                                  -------------
Total -- Equivalent to $15.18 net asset value per share of
Common Stock (market price -- $13.66) ........................    $ 215,585,204
                                                                  =============

* Represents short-term floating rate certificates issued by tender option bond trusts.
**    Auction Market Preferred Stock.

      See Notes to Financial Statements.

Statement of Operations

For the Year Ended November 30, 2007
===============================================================================
Investment Income
-------------------------------------------------------------------------------
Interest .....................................................    $  17,061,867
Dividends from affiliates ....................................          140,447
                                                                  -------------
Total income .................................................       17,202,314
                                                                  -------------
===============================================================================
Expenses
-------------------------------------------------------------------------------
Investment advisory fees .....................................        1,696,520
Interest expense and fees ....................................          376,090
Commission fees ..............................................          301,920
Accounting services ..........................................          125,176
Professional fees ............................................           82,528
Transfer agent fees ..........................................           63,256
Printing and shareholder reports .............................           45,941
Directors' fees and expenses .................................           19,884
Custodian fees ...............................................           19,702
Pricing fees .................................................           18,355
Listing fees .................................................            9,436
Other ........................................................           61,157
                                                                  -------------
Total expenses before reimbursement ..........................        2,819,965
Reimbursement of expenses ....................................          (19,930)
                                                                  -------------
Total expenses after reimbursement ...........................        2,800,035
                                                                  -------------
Investment income -- net .....................................       14,402,279
                                                                  -------------
===============================================================================
Realized & Unrealized Gain (Loss) -- Net
-------------------------------------------------------------------------------
Realized gain on investments -- net ..........................        1,589,868
Change in unrealized appreciation on investments -- net ......      (12,322,831)
                                                                  -------------
Total realized and unrealized loss -- net ....................      (10,732,963)
                                                                  -------------
===============================================================================
Dividends to Preferred Stock Shareholders
-------------------------------------------------------------------------------
Investment income -- net .....................................       (4,053,487)
                                                                  -------------
Net Decrease in Net Assets Resulting from Operations .........    $    (384,171)
                                                                  =============

      See Notes to Financial Statements.


10       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007

Statements of Changes in Net Assets

                                                                                                           For the Year Ended
                                                                                                               November 30,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                       2007              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .......................................................................    $  14,402,279     $  14,265,484
Realized gain -- net ...........................................................................        1,589,868         1,517,835
Change in unrealized appreciation -- net .......................................................      (12,322,831)        6,246,899
Dividends to Preferred Stock shareholders ......................................................       (4,053,487)       (3,617,009)
                                                                                                    -------------------------------
Net increase (decrease) in net assets resulting from operations ................................         (384,171)       18,413,209
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .......................................................................       (9,885,456)      (10,808,667)
                                                                                                    -------------------------------
Net decrease in net assets resulting from dividends to Common Stock shareholders ...............       (9,885,456)      (10,808,667)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets applicable to Common Stock .............................      (10,269,627)        7,604,542
Beginning of year ..............................................................................      225,854,831       218,250,289
                                                                                                    -------------------------------
End of year* ...................................................................................    $ 215,585,204     $ 225,854,831
                                                                                                    ===============================
    * Undistributed investment income -- net ...................................................    $   1,964,587     $   1,613,177
                                                                                                    ===============================

      See Notes to Financial Statements.


      BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007       11

Financial Highlights

                                                                                      For the Year Ended November 30,
The following per share data and ratios have been derived              ------------------------------------------------------------
from information provided in the financial statements.                    2007         2006         2005         2004         2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............................      $  15.90     $  15.37     $  15.25     $  15.39     $  14.84
                                                                       ------------------------------------------------------------
Investment income -- net+ .......................................          1.01         1.00         1.01         1.06         1.05
Realized and unrealized gain (loss) -- net ......................          (.74)         .54          .18         (.14)         .52
Dividends to Preferred Stock shareholders from
  investment income -- net ......................................          (.29)        (.25)        (.16)        (.08)        (.06)
                                                                       ------------------------------------------------------------
Total from investment operations ................................          (.02)        1.29         1.03          .84         1.51
                                                                       ------------------------------------------------------------
Dividends to Common Stock shareholders from
  investment income -- net ......................................          (.70)        (.76)        (.91)        (.96)        (.96)
                                                                       ------------------------------------------------------------
Offering and underwriting costs, including adjustments,
  resulting from the issuance of Preferred Stock ................            --           --           --++       (.02)          --
                                                                       ------------------------------------------------------------
Net asset value, end of year ....................................      $  15.18     $  15.90     $  15.37     $  15.25     $  15.39
                                                                       ============================================================
Market price per share, end of year .............................      $  13.66     $  15.47     $  14.38     $  14.73     $  14.34
                                                                       ============================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ..............................           .11%        8.83%        7.08%        5.84%       10.81%
                                                                       ============================================================
Based on market price per share .................................         (7.41%)      13.17%        3.72%        9.72%        8.90%
                                                                       ============================================================
===================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of reimbursement and excluding
  interest expense and fees**@ ..................................          1.10%        1.09%        1.09%        1.02%        1.02%
                                                                       ============================================================
Total expenses, net of reimbursement** ..........................          1.27%        1.44%        1.39%        1.24%        1.21%
                                                                       ============================================================
Total expenses** ................................................          1.28%        1.44%        1.39%        1.25%        1.22%
                                                                       ============================================================
Total investment income -- net** ................................          6.56%        6.50%        6.47%        6.94%        6.94%
                                                                       ============================================================
Amount of dividends to Preferred Stock shareholders .............          1.85%        1.65%        1.05%         .50%         .40%
                                                                       ============================================================
Investment income to Common Stock shareholders -- net ...........          4.71%        4.85%        5.42%        6.44%        6.54%
                                                                       ============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock,
  end of year (in thousands) ....................................      $215,585     $225,855     $218,250     $216,618     $218,642
                                                                       ============================================================
Preferred Stock outstanding at liquidation preference,
  end of year (in thousands) ....................................      $119,000     $119,000     $119,000     $119,000     $ 97,500
                                                                       ============================================================
Portfolio turnover ..............................................            18%           9%          32%          14%          26%
                                                                       ============================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
Asset coverage per $1,000 .......................................      $  2,812     $  2,898     $  2,834     $  2,820     $  3,242
                                                                       ============================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
++    Amount is less than $(.01) per share.
@ Interest expense and fees relate to tender option bond trusts. See Note 1(b) of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

      See Notes to Financial Statements.


12       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on the exchanges, are valued at their closing prices as of the close of such exchanges. Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Municipal bonds transferred to tender option bond trusts -- The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The Fund's transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("FAS 140"), therefore the municipal securities deposited into a TOB are presented in the Fund's schedule of investments and the proceeds from the transaction are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At November 30, 2007, the aggregate value of the underlying municipal securities transferred to TOBs was $8,248,913, the related liability for trust certificates was $3,930,000 and the interest rate was 3.697%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investments in TOB Residuals likely will adversely affect the Fund's investment income -- net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the liability for trust certificates reflected as a result of the Fund's investments in TOB Residuals.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are deter-mined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


      BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007       13

(f) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

(g) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $111,926 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. Merrill Lynch & Co., Inc. and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. The Manager has agreed to reimburse its management fee by the amount of management fees the Fund pays to the Manager indirectly through its investment in CMA New Jersey Municipal Money Fund. For the year ended November 30, 2007, the Manager reimbursed the Fund in the amount of $19,930.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

For the year ended November 30, 2007, the Fund reimbursed the Manager $6,277 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2007 were $61,809,344 and $75,770,681, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.


14       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007

Notes to Financial Statements (concluded)

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share on Series A and Series B Shares and $.10 per share on Series C Shares liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at November 30, 2007 were as follows: Series A, 4.40%, Series B, 4.20% and Series C, 4.15%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended November 30, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of BlackRock, Inc., earned $170,928 as commissions.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.058000 per share on December 31, 2007 to shareholders of record on December 14, 2007.

The tax character of distributions paid during the fiscal years ended November 30, 2007 and November 30, 2006 was as follows:

--------------------------------------------------------------------------------
                                                      11/30/2007      11/30/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income .............................    $ 13,938,943    $14,425,676
                                                     ---------------------------
Total distributions .............................    $ 13,938,943    $14,425,676
                                                     ===========================

As of November 30, 2007, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ......................    $  1,461,436
Undistributed ordinary income ...............................         111,926
Undistributed long-term capital gains -- net ................              --
                                                                 ------------
Total undistributed earnings -- net .........................       1,573,362
Capital loss carryforward ...................................      (1,019,340)*
Unrealized gains -- net .....................................       9,650,729**
                                                                 ------------
Total accumulated earnings -- net ...........................    $ 10,204,751
                                                                 ============

* On November 30, 2007, the Fund had a net capital loss carryforward of $1,019,340, of which $779,784 expires in 2008 and $239,556 expires in
      2012. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bonds.


      BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007       15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock MuniYield New Jersey Fund, Inc. (the "Fund") as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield New Jersey Fund, Inc. as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
January 23, 2008

Important Tax Information (Unaudited)

All of the net investment income distributions paid by BlackRock MuniYield New Jersey Fund, Inc. during the taxable year ended November 30, 2007 qualify as tax-exempt interest dividends for federal income tax purposes.


16       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York Mellon (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York Mellon, One Wall Street, New York, NY 10286, Telephone: 800-432-8224.


      BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007       17

Officers and Directors

                                                                                                  Number of
                                                                                                  BlackRock-
                                                                                                  Advised Funds
                           Position(s)   Length of                                                and Portfolios
Name, Address              Held with     Time                                                     Currently       Public
and Year of Birth          Fund          Served   Principal Occupation(s) During Past Five Years  Overseen        Directorships
====================================================================================================================================
Non-Interested Directors*
------------------------------------------------------------------------------------------------------------------------------------
G. Nicholas Beckwith, III  Director      2007 to  Chairman and Chief Executive Officer, Arch      111 Funds       None
40 East 52nd Street                      present  Street Management, LLC from 2005 to present;    108 Portfolios
New York, NY 10022                                Chairman and CEO, Beckwith Blawnox Property
1945                                              LLC from 2005 to present; Chairman and CEO,
                                                  Beckwith Clearfield Property LLC from 2005
                                                  to present; Chairman and CEO, Beckwith
                                                  Delmont Property LLC from 2005 to present;
                                                  Chairman and CEO, Beckwith Erie Property LLC
                                                  from 2005 to present; Chairman, Penn West
                                                  Industrial Trucks LLC from 2005 to present;
                                                  Chairman, President and Chief Executive
                                                  Officer, Beckwith Machinery Company from
                                                  1969 to 2005; Chairman of the Board of
                                                  Directors, University of Pittsburgh Medical
                                                  Center since 2002; Board of Directors, Shady
                                                  Side Hospital Foundation from 1977 to
                                                  present; Beckwith Institute for Innovation
                                                  In Patient Care from 1991 to present;
                                                  Member, Advisory Council on Biology and
                                                  Medicine, Brown University from 2002 to
                                                  present; Trustee, Claude Worthington Benedum
                                                  Foundation from 1977 to present; Board of
                                                  Trustees, Chatham College, University of
                                                  Pittsburgh from 2003 to present; Emeritus
                                                  Trustee, Shady Side Academy from 1977 to
                                                  present.
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Cavanagh        Director      2007 to  Trustee, Aircraft Finance Trust from 1999 to    112 Funds       Arch Chemical
40 East 52nd Street        and           present  present; Director, The Guardian Life            109 Portfolios  (chemicals and
New York, NY 10022         Chairman               Insurance Company of America from 1998 to                       allied products)
1946                       of the                 present; Chairman and Trustee, Educational
                           Board of               Testing Service from 1997 to present;
                           Directors              Director, the Fremont Group from 1996 to
                                                  present; President and Chief Executive
                                                  Officer of The Conferences Board, Inc. (a
                                                  leading global business research
                                                  organization) from 1995 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Kent Dixon                 Director      2007 to  Consultant/Investor since 1988.                 112 Funds       None
40 East 52nd Street        and Member    present                                                  109 Portfolios
New York, NY 10022         of the Audit
1937                       Committee
------------------------------------------------------------------------------------------------------------------------------------
Frank J. Fabozzi           Director      2007 to  Consultant/Editor of The Journal of             112 Funds       None
40 East 52nd Street        and Member    present  Portfolio Management; Yale University,          109 Portfolios
New York, NY 10022         of the Audit           School of Management, Professor in the
1948                       Committee              Practice of Finance and Becton Fellow from
                                                  2006 to present; Adjunct Professor of
                                                  Finance and Becton Fellow from 2005 to 2006;
                                                  Professor in the practice of Finance from
                                                  2003 to 2005; Adjunct Professor of Finance
                                                  from 1994 to 2003; Author and editor.
------------------------------------------------------------------------------------------------------------------------------------
Kathleen F. Feldstein      Director      2007 to  President of Economic Studies, Inc., (a         112 Funds       The McClatchy
40 East 52nd Street                      present  Belmont MA-based private economic consulting    109 Portfolios  Company
New York, NY 10022                                firm) since 1987; Chair, Board of Trustees,
1941                                              McLean Hospital since 2000; Member of the
                                                  Board of Partners Community Healthcare, Inc.
                                                  from 2005 to present; Member of the Board of
                                                  Partners HealthCare and Sherrill House from
                                                  1990 to present; Trustee, Museum of Fine
                                                  Arts, Boston from 1992 to present and a
                                                  Member of the Visiting Committee to the
                                                  Harvard University Art Museum from 2003 to
                                                  present; Trustee, The Committee for Economic
                                                  Development (a research organization of
                                                  business leaders and educators) from 1990 to
                                                  present; Member of the Advisory Board to the
                                                  International School of Business, Brandeis
                                                  University from 2002 to present.
------------------------------------------------------------------------------------------------------------------------------------
James T. Flynn             Director      2007 to  Chief Financial Officer of JP Morgan & Co.,     111 Funds       None
40 East 52nd Street        and Member    present  Inc. from 1990 to 1995 and an employee of JP    108 Portfolios
New York, NY 10022         of the Audit           Morgan in various capacities from 1967 to
1939                       Committee              1995.
                           ---------------------------------------------------------------------------------------------------------
                           *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------


18       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007

                                                                                                  Number of
                                                                                                  BlackRock-
                                                                                                  Advised Funds
                           Position(s)   Length of                                                and Portfolios
Name, Address              Held with     Time                                                     Currently       Public
and Year of Birth          Fund          Served   Principal Occupation(s) During Past Five Years  Overseen        Directorships
====================================================================================================================================
Non-Interested Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Jerrold B. Harris          Director      2007 to  President and Chief Executive Officer, VWR      111 Funds       BlackRock-Kelso
40 East 52nd Street                      present  Scientific Products Corporation from 1989 to    108 Portfolios  Capital Corp.
New York, NY 10022                                1999. Trustee, Ursinus College (education)
1942                                              from 2000 to the present; Director, Troemner
                                                  LLC (scientific equipment) from 2000 to
                                                  present.
------------------------------------------------------------------------------------------------------------------------------------
R. Glenn Hubbard           Director      2007 to  Dean of Columbia Business School since 2004;    112 Funds       ADP (data and
40 East 52nd Street                      present  Columbia faculty member since 1988;             109 Portfolios  information
New York, NY 10022                                Co-director of Columbia Business School's                       services);
1958                                              Entrepreneurship Program 1997 to 2004;                          KKR Financial
                                                  Visiting Professor at the John F. Kennedy                       Corporation; Duke
                                                  School of Government at Harvard University                      Realty;
                                                  and the Harvard Business School from 1985,                      Metropolitan Life
                                                  as well as the University of Chicago from                       Insurance Company
                                                  1994; Deputy Assistant Secretary of the U.S.
                                                  Treasury Department for Tax Policy from 1991
                                                  to 1993; Chairman of the U.S. Council of
                                                  Economic Advisers under the President of the
                                                  United States from 2001 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
W. Carl Kester             Director      2007 to  Deputy Dean for Academic Affairs, Harvard       111 Funds       None
40 East 52nd Street        and Member    present  Business School since 2006; The Mizuho          108 Portfolios
New York, NY 10022         of the Audit           Financial Group, Professor of Finance,
1951                       Committee              Harvard Business School since 2006; Unit
                                                  Head, Finance, Harvard Business School, from
                                                  2005 to 2006; Senior Associate Dean and
                                                  Chairman of the MBA Program of Harvard
                                                  Business School, 1999 to 2005; Member of the
                                                  faculty of Harvard Business School since
                                                  1981; Independent Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P. Robards           Director and  2007 to  Partner of Robards & Company, LLC.              111 Funds       AtriCure, Inc.
40 East 52nd Street        Chairperson   present  (financial advisory firm) since 1987;           108 Portfolios  (medical devices);
New York, NY 10022         of the Audit           Formerly an investment banker with Morgan                       Care Investment
1950                       Committee              Stanley for more than ten years; Director of                    Trust, Inc.
                                                  Enable Medical Corp. from 1996 to 2005;
                                                  Director of AtriCure, Inc. since 2000;
                                                  Director of Care Investment Trust, Inc. (a
                                                  healthcare REIT) since 2007; Co-founder and
                                                  Director of the Cooke Center for Learning
                                                  and Development (a not-for-profit
                                                  organization) since 1987.
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.     Director      2002 to  Principal of STI Management (investment         111 Funds       None
40 East 52nd Street        and Member    present  adviser) from 1994 to 2005; Chairman and CEO    108 Portfolios
New York, NY 10022         of the Audit           of Salomon Brothers Asset Management Inc.
1936                       Committee              from 1992 to 1995; Chairman of Salomon
                                                  Brothers Equity Mutual Funds from 1992 to
                                                  1995; regular columnist with Forbes Magazine
                                                  from 1992 to 2002; Director of Stock
                                                  Research and U.S. Equity Strategist at
                                                  Salomon Brothers Inc. from 1975 to 1991;
                                                  Trustee, Commonfund from 1980 to 2001.
                           ---------------------------------------------------------------------------------------------------------
                           *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------


      BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007       19

                                                                                                  Number of
                                                                                                  BlackRock-
                                                                                                  Advised Funds
                           Position(s)   Length of                                                and Portfolios
Name, Address              Held with     Time                                                     Currently       Public
and Year of Birth          Fund          Served   Principal Occupation(s) During Past Five Years  Overseen        Directorships
====================================================================================================================================
Interested Directors*
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis           Director      2007 to  Managing Director, BlackRock, Inc. since        184 Funds       None
40 East 52nd Street                      present  2005; Chief Executive Officer, State Street     289 Portfolios
New York, NY 10022                                Research & Management Company from 2000 to
1945                                              2005; Chairman of the Board of Trustees,
                                                  State Street Research mutual funds ("SSR
                                                  Funds") from 2000 to 2005; Senior Vice
                                                  President, Metropolitan Life Insurance
                                                  Company from 1999 to 2000; Chairman, SSR
                                                  Realty from 2000 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay               Director      2007 to  Consultant, BlackRock since 2007; Managing      183 Funds       None
40 East 52nd Street                      present  Director, BlackRock, Inc. from 1989 to June,    288 Portfolios
New York, NY 10022                                2007; Chief Administrative Officer,
1947                                              BlackRock Advisors, LLC from 1998 to 2007;
                                                  President of BlackRock Funds and BlackRock
                                                  Bond Allocation Target Shares from 2005 to
                                                  2007; Treasurer of certain closed-end funds
                                                  in the Fund complex from 1989 to 2006.
                           ---------------------------------------------------------------------------------------------------------
                           *     Messrs. Davis and Gabbay are both "interested persons," as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Advisory Board Member
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S. Suddarth*        Member        2007     President, Middle East Institute, from 1995     111 Funds       None
40 East 52nd Street        of the                 to 2001; Foreign Service Officer, United        108 Portfolios
New York, NY 10022         Advisory               States Foreign Service, from 1961 to 1995
1935                       Board                  and Career Minister from 1989 to 1995;
                                                  Deputy Inspector General, U.S. Department of
                                                  State, from 1991 to 1994; U.S. Ambassador to
                                                  the Hashemite Kingdom of Jordan from 1987 to
                                                  1990.
                           ---------------------------------------------------------------------------------------------------------
                           *     Roscoe Suddarth resigned from the Advisory Board of the Fund, effective December 31, 2007.


20       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007

Officers and Directors (concluded)

                           Position(s)   Length of
Name, Address              Held with     Time
and Year of Birth          Fund          Served   Principal Occupation(s) During Past Five Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Fund          2007 to  Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of
40 East 52nd Street        President     present  Merrill Lynch Investment ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
New York, NY 10022         and Chief              First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to
1960                       Executive              2006 and Vice President thereof from 1990 to 1997.
                           Officer
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley           Vice          2007 to  Managing Director of BlackRock, Inc. since 2000 and First Vice President and Chief
40 East 52nd Street        President     present  Operating Officer of Mergers and Acquisitions Group from 1997 to 2000; First Vice
New York, NY 10022                                President and Chief Operating Officer of Public Finance Group thereof from 1995 to
1962                                              1997; Formerly First Vice President of Emerging Markets Fixed Income Research of
                                                  Merrill Lynch & Co., Inc. from 1994 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff             Secretary     2007 to  Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
40 East 52nd Street                      present  BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset
New York, NY 10022                                Management, L.P. from 1993 to 2006.
1965
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan          Chief         2007 to  Chief Compliance Officer of the Funds since 2007; Anti-Money Laundering Officer of
40 East 52nd Street        Compliance    present  BlackRock, Inc. since 2007; Managing Director and Senior Counsel thereof since
New York, NY 10022         Officer       Inc.     January 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to
1959                                              2004 and Vice President and Senior Counsel, thereof, from 1998 to 2000; Senior
                                                  Counsel of PNC Bank Corp. from 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews            Chief         2007 to  Managing Director of Administration and Operations Group, BlackRock, Inc., since
40 East 52nd Street        Financial     present  2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting
New York, NY 10022         Officer                and Administration at PFPC Inc. from 1992 to 2006.
1966
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife                Treasurer     2007 to  Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly
40 East 52nd Street                      present  Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of
New York, NY 10022                                MLIM Fund Services Group from 2001 to 2006.
1970
                           ---------------------------------------------------------------------------------------------------------
                           *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York Mellon
New York, NY 10286

Transfer Agents

Common Stock:

Bank of New York Mellon
New York, NY 10286

Preferred Stock:

The Bank of New York Mellon
New York, NY 10286

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036


      BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007       21

Additional Information

Proxy Results

During the six-month period ended November 30, 2007, the Common Stock and Auction Market Preferred Stock (Series A-C) shareholders of BlackRock MuniYield New Jersey Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------
                                                                   Shares Voted    Shares Withheld
                                                                       For           From Voting
--------------------------------------------------------------------------------------------------
To elect the Fund's Directors:      G. Nicholas Beckwith, III       13,124,837        317,062
                                    Richard E. Cavanagh             13,124,361        317,538
                                    Richard S. Davis                13,122,750        319,149
                                    Kent Dixon                      13,119,370        322,529
                                    Kathleen F. Feldstein           13,119,311        322,588
                                    James T. Flynn                  13,128,337        313,562
                                    Henry Gabbay                    13,124,377        317,522
                                    Jerrold B. Harris               13,124,837        317,062
                                    R. Glenn Hubbard                13,115,318        326,581
                                    Karen P. Robards                13,127,828        314,071
                                    Robert S. Salomon, Jr.          13,123,942        317,957
--------------------------------------------------------------------------------------------------

During the six-month period ended November 30, 2007, the Auction Market Preferred Stock shareholders (Series A-C) of BlackRock MuniYield New Jersey Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------
                                                                   Shares Voted    Shares Withheld
                                                                       For           From Voting
--------------------------------------------------------------------------------------------------
To elect the Fund's Directors:      Frank J. Fabozzi                  4,419               2
                                    W. Carl Kester                    4,418               3
--------------------------------------------------------------------------------------------------

Fund Certification

In November 2007, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.


22       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007

Additional Information (concluded)

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements and annual and semi-annual reports by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


      BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2007       23

This report, including the financial information herein, is transmitted to shareholders of BlackRock MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock MuniYield New Jersey Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                    #16381-11/07

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
            Joe Grills (term ended effective November 1, 2007)
            Robert S. Salomon, Jr.
            Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007)
            W. Carl Kester (term began effective November 1, 2007)
            James T. Flynn (term began effective November 1, 2007)
            Karen P. Robards (term began effective November 1, 2007)

            The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to
            Item 3(c)(4) of Form N-CSR.

            Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements.

            Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of one publicly held company and a non-profit organization.

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
----------------------------------------------------------------------------------------------------------------------------------
BlackRock MuniYield
New Jersey Fund,
Inc.                  $52,850      $28,000           $3,500        $3,500       $6,100        $6,000          $1,042         $0
----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
                     Entity Name                  Year End           Year End
            --------------------------------------------------------------------
            BlackRock MuniYield New
            Jersey Fund, Inc.                     $295,142          $3,147,617
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

            James H. Bodurtha (term ended effective November 1, 2007) Kenneth A. Froot (term ended effective November 1, 2007) Joe Grills (term ended effective November 1, 2007)
            Herbert I. London (term ended effective November 1, 2007) Roberta Cooper Ramo (term ended effective November 1, 2007) Robert S. Salomon, Jr.
            Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007)
            W. Carl Kester (term began effective November 1, 2007) James T. Flynn (term began effective November 1, 2007) Karen P. Robards (term began effective November 1, 2007)

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies and Procedures of the adviser and sub-adviser are attached hereto as Exhibit 99.PROXYPOL.

            Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of November 30, 2007.

            (a)(1) BlackRock MuniYield New Jersey Fund, Inc. is managed by a team of investment professionals comprised of Timothy T. Browse, Vice President at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Browse is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Browse has been the Fund's portfolio manager since 2006.

            Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

            Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

            Mr. Browse joined BlackRock in 2006. Prior to joining BlackRock, he was a Vice President (Municipal Tax-Exempt Fund Management) of MLIM from 2004 to 2006. He has been a portfolio manager with BlackRock or MLIM since 2004. From 2000 to 2003, he was a Vice President, portfolio manager and team leader of the Municipal Investment Team with Lord Abbott & Co.

            (a)(2)As of November 30, 2007:

            -----------------------------------------------------------------------------------------------------------------------
                                                                                             (iii) Number of Other Accounts and
                                      (ii) Number of Other Accounts Managed                     Assets for Which Advisory Fee is
                                           and Assets by Account Type                                 Performance-Based
            -----------------------------------------------------------------------------------------------------------------------
                                    Other             Other                                Other            Other
              (i) Name of         Registered          Pooled                             Registered        Pooled
               Portfolio          Investment        Investment         Other             Investment       Investment        Other
                Manager           Companies          Vehicles         Accounts           Companies         Vehicles        Accounts
            -----------------------------------------------------------------------------------------------------------------------
            Timothy T.
            Browse                    15                  0              0                   0                 0              0
            -----------------------------------------------------------------------------------------------------------------------
                               $ 3,923,403,516           $0             $0                  $0                $0             $0
            -----------------------------------------------------------------------------------------------------------------------
            Walter O'Connor           80                  0              0                   0                 0              0
            -----------------------------------------------------------------------------------------------------------------------
                               $28,527,653,672           $0             $0                  $0                $0             $0
            -----------------------------------------------------------------------------------------------------------------------
            Theodore R.
            Jaeckel, Jr.              80                  1              0                   0                 1              0
            -----------------------------------------------------------------------------------------------------------------------
                               $28,527,653,672      $23,342,748         $0                  $0            $23,342,748        $0
            -----------------------------------------------------------------------------------------------------------------------

            (iv) Potential Material Conflicts of Interest

            BlackRock, Inc. and its affiliates (collectively, herein "BlackRock") has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

            As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

            (a)(3) As of November 30, 2007:

            Portfolio Manager Compensation

                  The portfolio manager compensation program of BlackRock is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

            Compensation Program

                  The elements of total compensation for BlackRock portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

            Base Salary

                  Under the BlackRock approach, like that of many asset
            management firms, fixed base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

            Performance-Based Compensation

                  BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

                  BlackRock's formulaic portfolio manager compensation program includes: pre-tax investment performance relative to the appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. For these purposes, the performance of the Fund is compared to the Lipper Closed-end New Jersey Municipal Debt Funds classification. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

            Cash Bonus

                  Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

            Stock Bonus

                  A portion of the dollar value of the total annual
            performance-based bonus is paid in restricted shares of stock of BlackRock, Inc. (the "Company"). Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company's shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers, therefore, have a direct incentive to protect the Company's reputation for integrity.

            Other Benefits

                  Portfolio managers are also eligible to participate in
            broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans. For example, BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan
            (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

            (a)(4) Beneficial Ownership of Securities. As of November 30, 2007, none of Messrs. Browse, Jaeckel or O'Connor beneficially owned any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield New Jersey Fund, Inc.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke,
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniYield New Jersey Fund, Inc.

Date: January 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke,
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniYield New Jersey Fund, Inc.

Date: January 16, 2008


By: /s/ Neal J. Andrews
    -------------------
    Neal J. Andrews,
    Chief Financial Officer (principal financial officer) of
    BlackRock MuniYield New Jersey Fund, Inc.

Date: January 16, 2008